UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 1, 2004

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Item 5.  Other Events and Regulation FD Disclosure.

On June 1, 2004, EXCO Resources, Inc. issued a press release announcing the expiration of its exchange offer for its $450,000,000 of  7 ¼% Senior Notes Due 2011.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

Number	Document

99.1	Press Release dated June 1, 2004 issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated:	June 1, 2004	By:	/s/ J. DOUGLAS RAMSEY
			Name:	J. Douglas Ramsey, Ph.D.
			Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 1, 2004 issued by EXCO Resources, Inc.